                                                                    EXHIBIT 99.1

                         TERM SHEET DATED MAY 19, 1999


                         GreenPoint Credit Corporation

                      Manufactured Housing Contract Trust

                    Pass-Through Certificates, Series 1999-3

                           $712,391,484(Approximate)







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED MAY 19, 1999

                         GreenPoint Credit Corporation
                      Manufactured Housing Contract Trust
                    Pass-Through Certificates, Series 1999-3
                           $712,391,484(Approximate)
                              Subject to Revision

SELLER/SERVICER:    GreenPoint Credit Corporation ("GreenPoint")

TRUSTEE:            The First National Bank of Chicago

UNDERWRITERS:       Lehman Brothers (Lead), Credit Suisse First Boston, Salomon
                    Smith Barney

OFFERED CERTIFICATES:

                                         Ratings          WAL       Exp Final
                         Amount      (S & P/Moody's)   @ 200% MHP   Maturity
                         ------      ---------------   ----------   ---------
To Call:
IA-1                  $153,611,000     AAA / Aaa           1.09        6/01
IA-2                  $ 27,002,000     AAA / Aaa           2.25       10/01
IA-3                  $ 95,275,000     AAA / Aaa           3.09        3/03
IA-4                  $137,792,000     AAA / Aaa           5.00       10/05
IA-5                  $115,000,000     AAA / Aaa           7.81       11/08
IA-6                  $ 43,000,000     AAA / Aaa          10.27        7/10
IA-7                  $140,711,484     AAA / Aaa          13.85        3/14

To Maturity:
IA-7                  $140,711,484     AAA / Aaa          16.23        6/29


CUT-OFF DATE:         May 1, 1999

EXP. PRICING:         Week of May 17, 1999

EXP. SETTLEMENT:      May 27, 1999

INTEREST/PRINCIPAL:   The 15th day of each month (or if such 15th day is not a
                      business day, the next succeeding business day), commencing on June 15, 1999.

RECORD DATE:          For Class IA-1 Certificates, the record date for the first
                      Distribution Date will be the Closing Date, and thereafter will be the day prior to the Distribution Date. For all other Classes of Certificates, the record date for the first Distribution Date will be May 27, 1999, and thereafter will be the last business day of the month, preceding a Distribution Date.

OTHER CERTIFICATES:   In addition to the Offered Certificates, certain other
                      Classes of Certificates (the "Group II Certificates") and the Class R Certificates will be issued. The Class R
                      Certificates will be interest-only Certificates which are retained by an affiliate of GreenPoint, and fully subordinated to the Offered Certificates and the Group II
                      Certificates. The Group II Certificates will evidence ownership interests in the Group II Contracts.

ERISA: The Offered Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement.

SMMEA: The Offered Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") and, as such, will constitute "legal investments" for certain types of institutional investors to the extent provided in that Act.

TAX STATUS:           A REMIC Election will be made with respect to the Trust
                      for federal income tax purposes.

OPTIONAL TERMINATION: Less than 10% of the sum of the original principal balance of the Group I Contracts and Group II Contracts.

PRICING SPEED:        200% MHP


                                   STRUCTURE

CREDIT ENHANCEMENT:   Credit enhancement with respect to the Offered
                      Certificates will be provided by the MBIA Insurance
                      Corporation ("MBIA") insurance policy.

                      MBIA Insurance Policy: MBIA will issue a financial guaranty certificate insurance policy pursuant to which it will irrevocably and unconditionally guarantee the timely payment of interest and principal on the Offered Certificates.

ALLOCATION OF LOSSES: A loss is realized on a contract when the Servicer determines that it has received all amounts it expects to recover from that contract and that amount of recovery is less than the sum of the outstanding principal balance of the contract and the accrued and unpaid interest thereon. If there is a default by MBIA Insurance Corporation under the certificate insurance policy, losses on contracts will be allocated to the certificates.

SERVICER ADVANCES:    For any month, if the Servicer receives a payment on a
                      contract that is less than the full scheduled payment or receives no payment, the Servicer will advance its own funds to cover any shortfalls in payment of principal and interest due on the Offered Certificates. However, advances will not exceed the delinquent contract payments and the Servicer will only make advances if it determines that such advances will be recoverable from future payments or collections on that contract.

THE CONTRACT POOL:    On the Closing Date, the Trust expects to purchase a pool
                      of fixed rate manufactured housing contracts ("Group I
                      Contracts") having an aggregate principal balance of approximately $712,391,484.60 as of the Cut-off Date. On the Closing Date, the Trust also expects to purchase a pool of adjustable rate manufactured housing contracts
                      ("Group II Contracts") having an aggregate principal balance of approximately $97,706,174.04 as of the Cut-off
                      Date. The Offered Certificates represent ownership interests in the Group I Contracts.

DISTRIBUTIONS:        The Amount Available on each Distribution Date generally
                      includes the sum of (a) payments on the Group I Contracts due and received during the related Collection Period (as defined below), and (b) prepayments and other unscheduled collections received during the related Collection Period.
                      The Amount Available will generally be applied first to the distribution of interest and then to the distribution of principal on the Offered Certificates.

                      The "Collection Period" with respect to all Distribution Dates, is the period from and including the 1st day of the month immediately preceding such Distribution Date, to and including the last day of the same month.

INTEREST:
                      With respect to any Distribution Date and Class IA-1 Certificates, the Interest Period shall be the period from the preceding Distribution Date (or from the closing date with respect to the first Distribution Date) through the day prior to the Distribution Date.

                      With respect to any Distribution Date and all other Classes of Certificates, the Interest Period shall be the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month.

                      The Interest Distribution Amount means with respect to any Class of Certificates (i) interest accrued on such Class during the related Interest Period at the then applicable Pass-Through Rate on the Principal Balance of such Class immediately prior to that Distribution Date, plus (ii) any previously undistributed shortfalls in interest due to the Certificateholders of that Class in respect of prior Distribution Dates, plus, to the extent legally permissible, interest accrued on any such shortfalls during the related Interest Period at the then applicable Pass-Through Rate.

                      The Class IA-1 Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class IA-1 Certificates will be floating and will equal the lesser of:

                           i.   one-month LIBOR plus the Pass-Through Margin; or
                           ii.  the Available Funds Pass-Through Rate.

                      The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Group I Contracts. The Expense Adjusted Mortgage Rate on any Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is equal to the sum of the servicing fee and the trustee fee.

                      Each other Class of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

PRINCIPAL:            After the payment of interest to the Offered Certificates, principal will be distributed in the following manner.

                      The Formula Principal Distribution Amount will be distributed sequentially to the Class IA-1, IA-2, IA-3, IA-4, IA-5, IA-6 and IA-7 Certificateholders.

                      The Formula Principal Distribution Amount in respect of a Distribution Date equals, with respect to the Group I Contracts, the sum of (i) all scheduled payments of principal due on each outstanding Contract during the Collection Period preceding the month in which the Distribution Date occurs, (ii) the Scheduled Principal Balance of each Contract which, during the Collection Period preceding the month of such Distribution Date, was purchased by GreenPoint pursuant to the Agreement on account of certain breaches of its representations and warranties, (iii) all partial prepayments of principal on the Contracts received during such preceding Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such preceding Collection Period, (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during such preceding Collection Period, (vi) the aggregate of all non-cash reductions in the Scheduled Principal Balance of the Contracts during such proceeding Collection Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of its servicing activities, and (vii) any previously undistributed shortfalls in the amounts in clauses (i) through (vi) in respect of the prior Distribution Dates (other than any such shortfall with respect to which an Enhancement Payment has been made to the Certificateholders).

CLASS IA-1 INTEREST   If on any Distribution Date, the Class IA-1 Certificate
 CARRYOVER AMOUNT:    Rate is based on the Available Funds Pass-Through Rate,
                      holders of such Certificates will be entitled to receive the Class IA-1 Interest Carryover Amount to the extent funds are available. Any payments of such amounts will not be deemed to be distributions from the REMIC. The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Class IA-1 Interest
                      Carryover Amount. MBIA Insurance Policy does not guarantee the likelihood of the payment of any Class IA-1 Interest
                      Carryover Amount.

CONTRACTS:            The information concerning the Contracts presented below
                      is based on a pool originated through April 30, 1999.

                           THE GROUP I CONTRACT POOL

Number of MHCs in Group I pool:                                19,236
Wgt. Avg. Contract Rate:                                        9.74%
Range of Rates:                                        5.25% - 15.25%
Wgt. Avg. Orig. Maturity:                                    312 mos.
Range of Orig. Maturity:                                  18-362 mos.
Wgt. Avg. Rem. Maturity:                                     310 mos.
Range of Rem. Maturity:                                   10-360 mos.
Avg. Rem Princ. Balance:                               $    37,034.28
Wgt. Avg. LTV:                                                 88.96%
New/Used:                                                 82.0%/18.0%

       GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF GROUP I CONTRACTS

                                                                           % of Group I Contract
                                      Number      Aggregate Principal       Pool by Outstanding
State                              of Contracts   Balance Outstanding       Principal Balance
-----                              ------------   -------------------     ----------------------
Alabama                               1,315       $ 48,690,774.13               6.83%
Arizona                                 495         18,567,414.84               2.61%
Arkansas                                609         22,137,986.22               3.11%
California                              189          5,695,245.59               0.80%
Colorado                                270         10,133,608.91               1.42%
Connecticut                               1            105,506.26               0.01%
Delaware                                 49          1,847,058.31               0.26%
Florida                                 832         30,086,190.17               4.22%
Georgia                               1,540         66,482,728.41               9.33%
Idaho                                    59          2,518,932.29               0.35%
Illinois                                283          9,545,656.29               1.34%
Indiana                                 472         16,581,817.90               2.33%
Iowa                                    186          5,892,008.44               0.83%
Kansas                                  309         11,323,512.83               1.59%
Kentucky                                980         32,791,656.20               4.60%
Louisiana                               451         15,280,000.88               2.14%
Maine                                    73          3,868,954.25               0.54%
Maryland                                 59          2,116,630.94               0.30%
Massachusetts                             2             33,840.26               0.00%
Michigan                                558         21,659,799.83               3.04%
Minnesota                               114          3,201,475.75               0.45%
Mississippi                             999         34,223,740.36               4.80%
Missouri                                559         19,997,415.81               2.81%
Montana                                  73          2,422,444.30               0.34%
Nebraska                                106          4,038,847.49               0.57%
Nevada                                  109          5,450,737.34               0.77%
New Hampshire                            28          1,471,413.65               0.21%
New Jersey                               10            277,922.31               0.04%
New Mexico                              312         12,225,067.45               1.72%
New York                                202          6,759,970.50               0.95%
North Carolina                        1,473         57,386,472.17               8.06%
North Dakota                             36            917,067.63               0.13%
Ohio                                    392         12,534,924.98               1.76%
Oklahoma                                427         15,759,810.66               2.21%
Oregon                                  141          5,689,712.27               0.80%
Pennsylvania                            400         11,823,101.60               1.66%
South Carolina                          765         29,013,032.14               4.07%
South Dakota                             80          2,950,147.22               0.41%
Tennessee                               809         28,953,276.40               4.06%
Texas                                 2,138         83,970,784.35              11.79%
Utah                                     41          1,838,018.94               0.26%
Vermont                                  33          1,785,990.65               0.25%
Virginia                                384         14,937,565.65               2.10%
Washington                              147          6,850,031.66               0.96%
West Virginia                           456         14,163,008.52               1.99%
Wisconsin                               171          4,379,363.95               0.61%
Wyoming                                  99          4,010,817.90               0.56%
                                     ------       ---------------             ------
  Total (1)                          19,236       $712,391,484.60             100.00%

---------------------
(1)  Percentages do not add to 100% due to rounding.

             DISTRIBUTION OF ORIGINAL AMOUNTS OF GROUP I CONTRACTS

                                                                                                  % of Group I Contract
Original Contract                        Number of                   Aggregate Principal           Pool by Outstanding
Amount (in Dollars)(1)                   Contracts                   Balance Outstanding            Principal Balance
----------------------                   ---------                   -------------------          ---------------------
  Less than $5,001                              17                       $     68,558.45                    0.01%
  $5,001 -  $7,500                             137                            870,885.71                    0.12%
  $7,501 - $10,000                             357                          3,074,455.98                    0.43%
 $10,001 - $12,500                             540                          5,919,753.26                    0.83%
 $12,501 - $15,000                             672                          9,099,872.56                    1.28%
 $15,001 - $17,500                             668                         10,638,096.60                    1.49%
 $17,501 - $20,000                             730                         13,465,126.09                    1.89%
 $20,001 - $22,500                             811                         17,019,701.24                    2.39%
 $22,501 - $25,000                           1,035                         24,249,609.70                    3.40%
 $25,001 - $27,500                           1,229                         32,090,700.24                    4.50%
 $27,501 - $30,000                           1,364                         39,175,095.13                    5.50%
 $30,001 - $32,500                           1,273                         39,623,443.36                    5.56%
 $32,501 - $35,000                           1,379                         46,397,422.17                    6.51%
 $35,001 - $40,000                           2,114                         78,702,219.64                   11.05%
 $40,001 - $45,000                           1,574                         66,685,466.13                    9.36%
 $45,001 - $50,000                           1,300                         61,446,378.98                    8.63%
 $50,001 - $55,000                           1,055                         55,161,071.76                    7.74%
 $55,001 - $60,000                             795                         45,560,645.48                    6.40%
 $60,001 - $65,000                             620                         38,604,564.56                    5.42%
 $65,001 - $70,000                             408                         27,464,929.41                    3.86%
 $70,001 - $75,000                             329                         23,779,820.78                    3.34%
 $75,001 - $80,000                             251                         19,415,042.03                    2.73%
 $80,001 - $85,000                             159                         13,069,100.85                    1.83%
 Greater than $85,000                          419                         40,809,524.49                    5.73%
                                            ------                       ---------------                  -------
   Total                                    19,236                       $712,391,484.60                  100.00%

-------------------------
(1) The largest original Contract amount is $158,477.30 which represents 0.02% of the Group I Contract Pool Principal Balance.

                      CONTRACT RATES OF GROUP I CONTRACTS

                                                                                                  % of Group I Contract
Range of Contracts by                    Number of                   Aggregate Principal           Pool by Outstanding
Contract Rate                            Contracts                   Balance Outstanding            Principal Balance
---------------------                    ---------                   -------------------          ---------------------
 5.250% -  5.499%                               2                        $    112,074.33                   0.02%
 5.500% -  5.749%                              21                           1,073,153.51                   0.15%
 5.750% -  5.999%                              48                           2,758,860.85                   0.39%
 6.000% -  6.249%                             173                           9,899,925.34                   1.39%
 6.250% -  6.499%                              81                           4,380,847.80                   0.61%
 6.500% -  6.749%                              63                           3,781,105.97                   0.53%
 6.750% -  6.999%                             248                          15,443,001.34                   2.17%
 7.000% -  7.249%                             300                          21,064,884.67                   2.96%
 7.250% -  7.499%                             316                          22,341,656.72                   3.14%
 7.500% -  7.749%                             220                          15,006,101.93                   2.11%
 7.750% -  7.999%                             159                           8,760,444.55                   1.23%
 8.000% -  8.249%                             348                          18,470,132.88                   2.59%
 8.250% -  8.499%                             630                          33,941,481.84                   4.76%
 8.500% -  8.749%                           1,591                          82,657,453.18                  11.60%
 8.750% -  8.999%                             735                          35,076,983.52                   4.92%
 9.000% -  9.249%                             464                          19,095,811.23                   2.68%
 9.250% -  9.499%                           1,529                          54,518,496.96                   7.65%
 9.500% -  9.749%                             806                          31,165,874.87                   4.37%
 9.750% -  9.999%                             450                          19,948,628.81                   2.80%
10.000% - 10.249%                             330                          13,466,614.99                   1.89%
10.250% - 10.499%                             552                          20,840,689.42                   2.93%
10.500% - 10.749%                           1,110                          42,463,146.98                   5.96%
10.750% - 10.999%                             763                          25,846,899.99                   3.63%
11.000% - 11.249%                             498                          14,883,934.17                   2.09%
11.250% - 11.499%                           1,446                          41,311,271.08                   5.80%
11.500% - 11.749%                             932                          29,802,925.89                   4.18%
11.750% - 11.999%                             755                          24,261,353.24                   3.41%
12.000% - 12.249%                             350                          10,986,939.73                   1.54%
12.250% - 12.499%                             609                          14,022,424.71                   1.97%
12.500% - 12.749%                             936                          22,145,330.57                   3.11%
12.750% - 12.999%                           1,125                          22,109,894.15                   3.10%
13.000% - 13.249%                             491                          10,081,665.82                   1.42%
13.250% - 13.499%                             179                           3,809,539.56                   0.53%
13.500% - 13.749%                             118                           2,223,108.35                   0.31%
13.750% - 13.999%                             256                           4,294,361.00                   0.60%
14.000% - 14.249%                             429                           7,307,079.34                   1.03%
14.250% - 14.499%                             114                           2,032,296.57                   0.29%
14.500% - 14.749%                              12                             230,360.87                   0.03%
14.750% - 14.999%                              10                             186,009.34                   0.03%
15.000% - 15.249%                              23                             380,596.00                   0.05%
15.250% - 15.499%                              14                             208,122.53                   0.03%
                                           ------                        ---------------                 -------
  Total                                    19,236                        $712,391,484.60                 100.00%

     DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF GROUP I CONTRACTS (1)

                                                                                                  % of Group I Contract
                                         Number of                   Aggregate Principal           Pool by Outstanding
Loan-to-Value Ratio (2)                  Contracts                   Balance Outstanding           Principal Balance(3)
-----------------------                  ---------                   -------------------          ---------------------
Less than or equal to 50%                    150                      $  2,614,914.13                       0.37%
51 - 60                                      139                         3,262,519.80                       0.46%
61 - 70                                      280                         8,467,761.26                       1.19%
71 - 80                                    1,358                        44,492,371.70                       6.26%
81 - 85                                    1,591                        61,873,056.28                       8.71%
86 - 90                                    7,549                       265,892,442.17                      37.42%
91 - 95                                    7,749                       315,826,129.93                      44.44%
Greater than 95%                             247                         8,190,822.26                       1.15%
                                          ------                      ---------------                      ------
               Total                      19,063                      $710,620,017.53                      100.00%

(1) Information on Loan to Value Ratio for 173 contracts representing 0.25% of the Group I Contract pool by outstanding principal balance is not known.
(2)  Rounded to the nearest 1%.
(3) For calculation of percentages in this table, the Contract Pool does not include contracts referred to in Note (1).


               REMAINING MONTHS TO MATURITY OF GROUP I CONTRACTS

                                                                                                  % of Group I Contract
                                         Number of                   Aggregate Principal           Pool by Outstanding
Months Remaining                         Contracts                   Balance Outstanding           Principal Balance(3)
----------------                         ---------                   -------------------          ---------------------
  1 -  30                                    23                        $    123,214.88                     0.02%
 31 -  60                                   281                           2,614,707.84                     0.37%
 61 -  90                                   317                           3,947,188.12                     0.55%
 91 - 120                                   912                          13,311,759.09                     1.87%
121 - 150                                   311                           4,458,036.16                     0.63%
151 - 180                                 2,368                          48,099,971.83                     6.75%
181 - 210                                    12                             327,791.71                     0.05%
211 - 240                                 4,095                         124,104,641.60                    17.42%
241 - 270                                     6                             310,160.10                     0.04%
271 - 300                                 2,078                          79,884,807.53                    11.21%
301 - 360                                 8,833                         435,209,205.74                    61.09%
                                        ------                        ---------------                   -------
   Total                                19,236                        $712,391,484.60                   100.00%


                   YEARS OF ORIGINATION OF GROUP I CONTRACTS

                                                                                                      % of Group I Contract
                                         Number of                   Aggregate Principal               Pool by Outstanding
Year of Origination                      Contracts                   Balance Outstanding                Principal Balance
-------------------                      ---------                   -------------------              ---------------------
 1985                                        1                          $      3,379.79                          *
 1986                                        9                                66,059.01                         0.01%
 1987                                       41                               348,340.59                         0.05%
 1988                                       46                               428,361.71                         0.06%
 1989                                       64                               702,971.09                         0.10%
 1990                                       11                               219,550.26                         0.03%
 1991                                        1                                 2,804.62                          *
 1998                                      266                             9,831,802.41                         1.38%
 1999                                   18,797                           700,788,215.12                        98.37%
                                        ------                          ---------------                        ------
       Total                            19,236                          $712,391,484.60                       100.00%

------------------------
* Indicates a percentage greater than 0% but less than 0.005%

                          MHP PREPAYMENT SENSITIVITIES

                             175% MHP (1)                  200% MHP (2)          225% MHP (3)
                             WAL/Maturity                  WAL/Maturity          WAL/Maturity
To Call
   IA-1                       1.21   9/01                    1.09   6/01            0.99   4/01
   IA-2                       2.49   2/02                    2.25  10/01            2.05   8/01
   IA-3                       3.44   8/03                    3.09   3/03            2.80  11/02
   IA-4                       5.58   7/06                    5.00  10/05            4.52   2/05
   IA-5                       8.70  12/09                    7.81  11/08            7.06   1/08
   IA-6                      11.40   9/11                   10.27   7/10            9.32   7/09
   IA-7                      15.21   8/15                   13.85   3/14           12.66  12/12

To Maturity
   IA-7                      17.61   6/29                   16.23   6/29           14.99   6/29


                             250% MHP (4)                  275% MHP (5)          300% MHP (6)
                             WAL/Maturity                  WAL/Maturity          WAL/Maturity
To Call
   IA-7                      17.61   6/29                   16.23   6/29           14.99   6/29
   IA-1                       0.91   2/01                    0.84   1/01            0.78  12/00
   IA-2                       1.89   6/01                    1.75   4/01            1.63   2/01
   IA-3                       2.57   7/02                    2.37   4/02            2.21   2/02
   IA-4                       4.12   8/04                    3.79   3/04            3.51  11/03
   IA-5                       6.44   4/07                    5.91   8/06            5.46   1/06
   IA-6                       8.51   8/08                    7.82  11/07            7.22   4/07
   IA-7                      11.63  11/11                   10.74  12/10            9.91   1/10

To Maturity
   IA-7                      13.87   6/29                   12.87   6/29           11.97   6/29


(1)  The Prepayment Assumption for the Group II Contracts is 225% MHP
(2)  The Prepayment Assumption for the Group II Contracts is 250% MHP
(3)  The Prepayment Assumption for the Group II Contracts is 275% MHP
(4)  The Prepayment Assumption for the Group II Contracts is 300% MHP
(5)  The Prepayment Assumption for the Group II Contracts is 325% MHP
(6)  The Prepayment Assumption for the Group II Contracts is 350% MHP

                                       Class A-1

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage     100      100      100      100      100      100
May 2000                60       55       50       45       40       35
May 2001                14        4        0        0        0        0
May 2002                 0        0        0        0        0        0
May 2003                 0        0        0        0        0        0
May 2004                 0        0        0        0        0        0
May 2005                 0        0        0        0        0        0
May 2006                 0        0        0        0        0        0
May 2007                 0        0        0        0        0        0
May 2008                 0        0        0        0        0        0
May 2009                 0        0        0        0        0        0
May 2010                 0        0        0        0        0        0
May 2011                 0        0        0        0        0        0
May 2012                 0        0        0        0        0        0
May 2013                 0        0        0        0        0        0
May 2014                 0        0        0        0        0        0
May 2015                 0        0        0        0        0        0
May 2016                 0        0        0        0        0        0

Weighted Average Life  1.2      1.1      1.0      0.9      0.8      0.8

                                       Class A-2

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage      100      100      100      100      100      100
May 2000                100      100      100      100      100      100
May 2001                100      100       64        8        0        0
May 2002                  0        0        0        0        0        0
May 2003                  0        0        0        0        0        0
May 2004                  0        0        0        0        0        0
May 2005                  0        0        0        0        0        0
May 2006                  0        0        0        0        0        0
May 2007                  0        0        0        0        0        0
May 2008                  0        0        0        0        0        0
May 2009                  0        0        0        0        0        0
May 2010                  0        0        0        0        0        0
May 2011                  0        0        0        0        0        0
May 2012                  0        0        0        0        0        0
May 2013                  0        0        0        0        0        0
May 2014                  0        0        0        0        0        0
May 2015                  0        0        0        0        0        0
May 2016                  0        0        0        0        0        0

Weighted Average Life   2.5      2.2      2.1      1.9      1.8      1.6

                                       Class A-3

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage     100      100      100      100      100      100
May 2000               100      100      100      100      100      100
May 2001               100      100      100      100       87       71
May 2002                78       55       33       11        0        0
May 2003                13        0        0        0        0        0
May 2004                 0        0        0        0        0        0
May 2005                 0        0        0        0        0        0
May 2006                 0        0        0        0        0        0
May 2007                 0        0        0        0        0        0
May 2008                 0        0        0        0        0        0
May 2009                 0        0        0        0        0        0
May 2010                 0        0        0        0        0        0
May 2011                 0        0        0        0        0        0
May 2012                 0        0        0        0        0        0
May 2013                 0        0        0        0        0        0
May 2014                 0        0        0        0        0        0
May 2015                 0        0        0        0        0        0
May 2016                 0        0        0        0        0        0

Weighted Average Life  3.4      3.1      2.8      2.6      2.4      2.2

                                       Class A-4

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage      100      100      100      100      100      100
May 2000                100      100      100      100      100      100
May 2001                100      100      100      100      100      100
May 2002                100      100      100      100       93       79
May 2003                100       90       72       54       37       21
May 2004                 69       48       28        9        0        0
May 2005                 34       11        0        0        0        0
May 2006                  3        0        0        0        0        0
May 2007                  0        0        0        0        0        0
May 2008                  0        0        0        0        0        0
May 2009                  0        0        0        0        0        0
May 2010                  0        0        0        0        0        0
May 2011                  0        0        0        0        0        0
May 2012                  0        0        0        0        0        0
May 2013                  0        0        0        0        0        0
May 2014                  0        0        0        0        0        0
May 2015                  0        0        0        0        0        0
May 2016                  0        0        0        0        0        0

Weighted Average Life   5.6      5.0      4.5      4.1      3.8      3.5

                                       Class A-5

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage      100      100      100      100      100      100
May 2000                100      100      100      100      100      100
May 2001                100      100      100      100      100      100
May 2002                100      100      100      100      100      100
May 2003                100      100      100      100      100      100
May 2004                100      100      100      100       90       70
May 2005                100      100       89       65       44       25
May 2006                100       75       50       27        7        0
May 2007                 69       42       17        0        0        0
May 2008                 40       13        0        0        0        0
May 2009                 13        0        0        0        0        0
May 2010                  0        0        0        0        0        0
May 2011                  0        0        0        0        0        0
May 2012                  0        0        0        0        0        0
May 2013                  0        0        0        0        0        0
May 2014                  0        0        0        0        0        0
May 2015                  0        0        0        0        0        0
May 2016                  0        0        0        0        0        0

Weighted Average Life   8.7      7.8      7.1      6.4      5.9      5.5

                                       Class A-6

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage      100      100      100      100      100      100
May 2000                100      100      100      100      100      100
May 2001                100      100      100      100      100      100
May 2002                100      100      100      100      100      100
May 2003                100      100      100      100      100      100
May 2004                100      100      100      100      100      100
May 2005                100      100      100      100      100      100
May 2006                100      100      100      100      100       68
May 2007                100      100      100       87       35        0
May 2008                100      100       70       15        0        0
May 2009                100       65        5        0        0        0
May 2010                 72        6        0        0        0        0
May 2011                 16        0        0        0        0        0
May 2012                  0        0        0        0        0        0
May 2013                  0        0        0        0        0        0
May 2014                  0        0        0        0        0        0
May 2015                  0        0        0        0        0        0
May 2016                  0        0        0        0        0        0


Weighted Average Life  11.4     10.3      9.3      8.5      7.8      7.2

                                       Class A-7

Date                   175%     200%     225%     250%     275%     300%
----                   ----     ----     ----     ----     ----     ----
Initial Percentage      100      100      100      100      100      100
May 2000                100      100      100      100      100      100
May 2001                100      100      100      100      100      100
May 2002                100      100      100      100      100      100
May 2003                100      100      100      100      100      100
May 2004                100      100      100      100      100      100
May 2005                100      100      100      100      100      100
May 2006                100      100      100      100      100      100
May 2007                100      100      100      100      100       96
May 2008                100      100      100      100       90       77
May 2009                100      100      100       86       72       61
May 2010                100      100       85       71       58        0
May 2011                100       86       71       58        0        0
May 2012                 90       73       59        0        0        0
May 2013                 76       61        0        0        0        0
May 2014                 65        0        0        0        0        0
May 2015                 55        0        0        0        0        0
May 2016                  0        0        0        0        0        0

Weighted Average Life  15.2     13.9     12.7     11.6     10.7      9.9